UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041
     (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
     (Name and address of agent for service)

Registrant's telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: October 31
Date of reporting period: October 31, 2009

ITEM 1.    REPORT TO STOCKHOLDERS.

     The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / OCTOBER 31, 2009

Legg Mason Western Asset SMASh Series M Fund

Managed by WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management.

Fund name change

Prior to October 5, 2009, the Fund was known as SMASh Series M Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

Letter from the chairman

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

We are pleased to provide the annual report for Legg Mason Western Asset SMASh Series M Fund for the year ended October 31, 2009.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

November 27, 2009

Legg Mason Western Asset SMASh Series M Fund   |  I

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Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management. Under normal market conditions, the Fund expects to invest primarily in a combination of U.S. dollar denominated and non-U.S. dollar denominated investment grade debt obligations of both U.S. and non-U.S. issuers (including emerging market issuers) and in derivatives and other instruments relating to such investments. The Fund intends to invest a substantial portion of its assets in mortgage-related securities, U.S. government securities and money market instruments. The mortgage-related securities in which the Fund intends to invest include securities issued by agencies of the U.S. government or by private companies, including commercial mortgage-backed securities (“MBS”). Additionally, the Fund intends to invest in asset-backed and inflation-protected securities and to engage in dollar rolls on mortgage-related securities.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the fixed-income market was impacted by the fallout from the financial crisis in 2008 and the subsequent return to more normal conditions given the aggressive actions taken by the Federal Reserve Board (“Fed”)[i], the U.S. Department of the Treasury and other government entities.

The yields on two- and ten-year Treasuries began the fiscal year at 1.56% and 4.01%, respectively. As the reporting period began, we were in the midst of a “flight to quality,” triggered by the seizing credit markets and a sharp drop in Treasury yields. The ten-year Treasury yield bottomed at 2.08% on December 18, 2008. At the epicenter of the turmoil were the continued repercussions from the September 2008 bankruptcy of Lehman Brothers. During this time, investors were drawn to the relative safety of shorter-term Treasuries, while riskier portions of the bond market performed poorly.

However, as the fiscal year progressed, conditions in the credit markets improved, there were signs that the economy was stabilizing and investor risk aversion abated. This led to falling demand (and higher yields) for Treasuries and a strong sharp rally in the spread sectors (non-U.S. Treasuries). Also supporting the spread sectors was strong demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

Legg Mason Western Asset SMASh Series M Fund 2009 Annual Report  |  1

Fund overview continued

Toward the end of the reporting period, Treasury yields continued to move higher, especially on the long end of the yield curveii. This was due to concerns regarding the massive amount of new Treasury issuance that would be needed to fund the economic stimulus package. At the conclusion of the fiscal year, two- and ten-year Treasury yields were 0.90% and 3.41%, respectively.

Q. How did we respond to these changing market conditions?

A. We proactively managed the Fund’s portfolio using our fundamental, value-oriented investment philosophy. We significantly reduced our exposure to agency MBS. This change was implemented as we felt that these securities were not as attractively valued, as they had sharply rallied due to the Fed’s direct purchase of the assets. The proceeds of those sales were used to initiate positions in agency and investment grade bonds. More specifically, we purchased agency bonds that were guaranteed by the Federal Deposit Insurance Corporation (“FDIC”). Within the investment grade bond sector, we emphasized Financials that we believed were attractively valued.

During the reporting period, we employed the use of U.S. Treasury futures and options, Eurodollar futures and options, and interest rate swaps to manage the Fund’s durationiii. We also used credit defaults swaps to gain exposure to the corporate market and commercial MBS derivatives to manage the Fund’s commercial MBS exposure. Overall, the use of these instruments detracted from performance during the twelve-month reporting period.

Performance review

For the twelve months ended October 31, 2009, Legg Mason Western Asset SMASh Series M Fund[1] returned 16.90%. The Fund’s unmanaged benchmark, the Barclays Capital U.S. Fixed-Rate Mortgage Backed Securities Indexiv, returned 12.26% for the same period.

The Fund represents only a portion of a separately managed account, and clients utilize the Fund to gain exposure to certain types of securities included in the strategies for the separately managed account. It is important to bear in mind that investment returns for these strategies are contingent upon the performance of the separately managed account — not just the performance of the Fund. Investors should understand that the Fund is managed within the context of the separately managed account and not with the objective of matching or exceeding the Fund’s stated benchmark, which is used for Fund reporting purposes. As such, comparisons of the Fund’s performance to that of the indicated benchmark are not likely to be meaningful. Additionally, please keep in mind, the Fund performance shown does not reflect the effect of fees and expenses associated with a separately managed account nor a

[1]	As of the close of business on April 17, 2009, the Fund ceased utilizing a master-feeder investment structure and began investing directly in investment securities.

2  |   Legg Mason Western Asset SMASh Series M Fund 2009 Annual Report

management fee or other operating expenses of the Fund. Your Financial Professional can discuss fees and expenses and the effect of such fees and expenses on performance with you in greater detail.

PERFORMANCE SNAPSHOT as of October 31, 2009 (unaudited)
	6 MONTHS	12 MONTHS

SMASh Series M Fund	13.64%	16.90%
Barclays Capital U.S. Fixed-Rate Mortgage Backed Securities Index	3.38%	12.26%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Fund returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted for the deduction of taxes that a shareholder would pay on Fund distributions.

Investors should understand that the Fund is managed within the context of a separately managed account and not with the objective of matching or exceeding the Fund’s stated benchmark, which is used for Fund reporting purposes. As such, comparisons of the Fund’s performance to that of the indicated benchmark are not likely to be meaningful. Additionally, performance figures do not reflect the effect of fees and expenses associated with a separately managed account nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund were reimbursed by the manager.

The 30-Day SEC Yield for the period ended October 31, 2009 was 4.16%. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yield would have been 3.87%. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)

As of the Fund’s most current prospectus dated February 28, 2009, the gross total operating expense ratio was 0.26%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

The Fund’s manager has entered into an expense reimbursement agreement with the Fund, which expires on February 28, 2010, pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement agreement does not cover interest, brokerage, taxes and extraordinary expenses. However, all Fund shareholders are participating in separately managed account programs and pay fees to program sponsors for the costs and expenses of the program, including fees for investment advice and portfolio execution, some of which are used to compensate the Fund’s manager or subadviser for managing the Fund and to reimburse the Fund for all operating expenses.

Q. What were the most significant factors affecting Fund performance?

A. The largest contributor to the Fund’s relative performance was its overweight in non-agency MBS, as they rallied when data was released showing improvements in the housing market. The Fund’s out-of-index

Legg Mason Western Asset SMASh Series M Fund 2009 Annual Report  |   3

Fund overview continued

exposure to investment grade bonds (mainly through the use of credit default swaps) also significantly contributed to performance. While this sector was weak during the first part of the reporting period, spreads narrowed as risk aversion abated and the sector generated strong results during the fiscal year as a whole. The Fund’s asset-backed security exposure also enhanced results. These securities rallied as the period progressed, as the sector was supported by the Fed’s Term Asset-Backed Securities Loan Facility (“TALF”) and the U.S. Treasury’s Public-Private Investment Program (“PPIP”).

While the Fund significantly outperformed its benchmark during the reporting period, its underweight to agency MBS detracted from results relative to the benchmark. In addition, certain individual non-agency MBS modestly detracted from the Fund’s overall performance.

Thank you for your investment in Legg Mason Western Asset SMASh Series M Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

November 17, 2009

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2009 were: Mortgage-Backed Securities (35.9%), Collateralized Mortgage Obligations (27.7%), Asset-Backed Securities (13.5%), Corporate Bonds & Notes (12.0%) and U.S. Government & Agency Obligations (7.7%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Investments in fixed-income securities are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. There is also a risk that an issuer will be unable to make principal and/or interest payments. Foreign securities are subject to the additional risks of fluctuations in foreign exchange rates, changes in political and economic conditions, foreign taxation and differences in auditing and financial standards. These risks are magnified in emerging markets. The Fund may use derivatives, such as futures and options, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
iii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iv

The Barclays Capital U.S. Fixed-Rate Mortgage Backed Securities Index is an unmanaged index composed of securities backed by fifteen-year to thirty-year fixed-rate mortgage pools of Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

4  |   Legg Mason Western Asset SMASh Series M Fund 2009 Annual Report

Fund at a glance† (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2009 and SMASh Series M Portfolio’s investments as of October 31, 2008 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investment is subject to change at any time.

‡	Prior to April 18, 2009, the Fund invested all of its investable assets in SMASh Series M Portfolio.

Legg Mason Western Asset SMASh Series M Fund 2009 Annual Report  |   5

Fund expenses (unaudited)

Example
As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2009 and held for the six months ended October 31, 2009.

Actual expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
ACTUAL TOTAL RETURN[2,3]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO[3]	EXPENSES PAID DURING THE PERIOD[3,4]

13.64%	$1,000.00	$1,136.40	0.00%	$0.00

[1]	For the six months ended October 31, 2009.
[2]

Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results. Performance figures do not reflect any fees stated below in Note 3. If such fees were included, the return shown would have been lower.

[3]

All figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager, due to an expense reimbursement agreement between the Fund and the manager.

[4]

Expenses (net of expense reimbursements) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6  |   Legg Mason Western Asset SMASh Series M Fund 2009 Annual Report

Hypothetical example for comparison purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]

HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO[2]	EXPENSES PAID DURING THE PERIOD[2,3]

5.00%	$1,000.00	$1,025.21	0.00%	$0.00

[1]	For the six months ended October 31, 2009.
[2]

All figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager, due to an expense reimbursement agreement between the Fund and the manager.

[3]

Expenses (net of expense reimbursements) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Western Asset SMASh Series M Fund 2009 Annual Report   |  7

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
Twelve Months Ended 10/31/09	16.90%
Inception* through 10/31/09	5.03%

CUMULATIVE TOTAL RETURN[1]
Inception date of 12/27/06 through 10/31/09	14.96%

[1]

Total returns will fluctuate and past performance is no guarantee of future results. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund were reimbursed by the manager due to an expense reimbursement agreement between the Fund and the manager. If such fees were included, the total return would have been lower. Total returns for periods of less than one year are not annualized.

*	Inception date of the Fund is December 27, 2006.

8  |  Legg Mason Western Asset SMASh Series M Fund 2009 Annual Report

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN LEGG MASON WESTERN ASSET SMASh SERIES M FUND VS. BARCLAYS CAPITAL U.S. FIXED-RATE MORTGAGE BACKED SECURITIES INDEX†—December 27, 2006 - October 2009

†

Hypothetical illustration of $10,000 invested in Legg Mason Western Asset SMASh Series M Fund at inception on December 27, 2006, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2009. The Barclays Capital U.S. Fixed-Rate Mortgage Backed Securities Index is an unmanaged index composed of securities backed by fifteen-year to thirty-year fixed-rate mortgage pools of Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund were reimbursed by the manager due to an expense reimbursement agreement between the Fund and the manager.

Legg Mason Western Asset SMASh Series M Fund 2009 Annual Report   |  9

Schedule of investments
October 31, 2009

LEGG MASON WESTERN ASSET SMASh SERIES M FUND
FACE AMOUNT	SECURITY	VALUE

MORTGAGE-BACKED SECURITIES — 35.9%

	FHLMC — 1.3%
	Federal Home Loan Mortgage Corp. (FHLMC):
$7,867	4.061% due 2/1/32(a)(b)	$8,055
453,500	5.500% due 11/1/35(b)	479,088
494,092	5.628% due 5/1/37(a)(b)	520,729
303,313	One Year CMT ARM, 4.055% due 3/1/33(a)(b)	310,536

	Total FHLMC	1,318,408

	FNMA — 28.1%
	Federal National Mortgage Association (FNMA):
2,500,000	5.500% due 11/17/24(b)(c)	2,657,423
32,487	3.060% due 5/1/32(a)(b)	32,536
68,883	3.560% due 7/1/32(a)(b)	70,538
145,194	2.951% due 1/1/33(a)(b)	148,309
18,611,856	5.000% due 1/1/35-3/1/38(b)	19,357,908
1,489,828	5.500% due 11/1/36-6/1/38(b)	1,572,276
959,432	4.500% due 6/1/37-2/1/38(b)	972,886
1,070,000	6.500% due 11/12/39(b)(c)	1,148,746
1,596,820	6.000% due 12/1/47(b)	1,694,711

	Total FNMA	27,655,333

	GNMA — 6.5%
	Government National Mortgage Association (GNMA):
1,800,000	5.000% due 11/19/39(c)	1,870,031
2,400,000	6.000% due 11/19/39(c)	2,549,580
1,800,000	6.500% due 11/19/39(c)	1,913,907

	Total GNMA	6,333,518

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $33,672,123)	35,307,259

ASSET-BACKED SECURITIES — 13.5%

FINANCIALS — 13.5%
	Automobiles — 0.8%
640,000	Hertz Vehicle Financing LLC, 5.290% due 3/25/16(d)	645,403
100,000	Superior Wholesale Inventory Financing Trust, 0.345% due 1/15/12(a)	99,983

	Total Automobiles	745,386

	Home Equity — 10.3%
58,657	ABFS Mortgage Loan Trust, 0.744% due 4/25/34(a)(d)	47,434
	ACE Securities Corp.:
73,847	0.374% due 2/25/31(a)	55,290
104,424	0.644% due 8/25/45(a)	86,321
31,241	AFC Home Equity Loan Trust, 0.544% due 6/25/30(a)	14,389
79,774	Amortizing Residential Collateral Trust, 0.524% due 1/1/32(a)(e)	34,183
13,645	Asset-Backed Securities Corp., Home Equity Loan Trust,
	0.785% due 11/15/31(a)	8,947
530,095	Bayview Financial Acquisition Trust, 1.174% due 2/28/40(a)(d)(e)	316,652

See Notes to Financial Statements.

10  |  Legg Mason Western Asset SMASh Series M Fund 2009 Annual Report

LEGG MASON WESTERN ASSET SMASh SERIES M FUND
FACE AMOUNT	SECURITY	VALUE

	Home Equity — 10.3% continued
	Bear Stearns Asset-Backed Securities Trust:
$72,337	0.594% due 9/25/34(a)	$69,965
147,829	0.524% due 2/25/36(a)	124,368
144,261	1.494% due 8/25/37(a)	93,597
39,391	CDC Mortgage Capital Trust, 0.864% due 1/25/33(a)	28,156
13,358	Chase Funding Mortgage Loan Asset-Backed Certificates,
	0.984% due 10/25/32(a)	9,334
771,177	Citigroup Mortgage Loan Trust Inc., 0.644% due 11/25/46(a)(d)	308,124
	Countrywide Asset-Backed Certificates:
80,905	0.904% due 4/25/32(a)	39,545
17,598	0.984% due 2/25/33(a)	12,042
199,888	0.744% due 8/26/33(a)	120,985
233,535	0.574% due 7/25/36(a)(d)	100,742
312,341	0.466% due 2/25/37(a)(d)	193,135
293,438	1.244% due 8/25/47(a)(d)(e)	150,934
72,990	1.144% due 10/25/47(a)	43,044
	Countrywide Home Equity Loan Trust:
47,829	0.615% due 12/15/28(a)	38,048
39,031	0.525% due 2/15/34(a)	12,330
183,133	0.795% due 8/15/37(a)(e)	118,237
	Ellington Loan Acquisition Trust:
166,666	1.244% due 5/26/37(a)(d)	136,770
200,000	1.494% due 5/29/37(a)(d)	72,184
	EMC Mortgage Loan Trust:
278,984	0.794% due 3/25/31(a)(d)	245,355
508,465	0.694% due 12/25/42(a)(d)(e)	290,172
10,480	FBR Securitization Trust, 0.504% due 10/25/35(a)	10,251
77,025	Fremont Home Loan Trust, 0.344% due 8/25/36(a)	41,552
	GMAC Mortgage Corp. Loan Trust:
178,323	0.994% due 2/25/31(a)(d)	107,944
5,955	4.622% due 11/25/35(a)	5,837
134,889	0.454% due 11/25/36(a)	53,149
146,194	0.424% due 12/25/36(a)	62,833
	GSAA Home Equity Trust:
2,880,000	0.586% due 4/25/37(a)(e)	950,404
2,780,000	0.544% due 5/25/47(a)	1,395,864
151,475	GSAMP Trust, 0.644% due 2/25/33(a)	84,954
	Lehman XS Trust:
84,134	0.334% due 2/25/37(a)	71,505
1,227,950	0.364% due 6/25/37(a)	849,997
116,224	0.374% due 6/25/37(a)	74,090
604,084	Merrill Lynch First Franklin Mortgage Loan Trust, 1.744% due 10/25/37(a)	423,834

See Notes to Financial Statements.

Legg Mason Western Asset SMASh Series M Fund 2009 Annual Report   |  11

Schedule of investments continued
October 31, 2009

LEGG MASON WESTERN ASSET SMASh SERIES M FUND

FACE AMOUNT	SECURITY	VALUE

	Home Equity — 10.3% continued
	Morgan Stanley Mortgage Loan Trust:
$73,371	0.334% due 9/25/36(a)	$37,948
16,360	0.364% due 10/25/36(a)	15,026
	Provident Bank Home Equity Loan Trust:
19,064	1.024% due 1/25/31(a)	8,548
22,897	0.784% due 8/25/31(a)	6,929
	RAAC Series:
71,564	0.514% due 5/25/36(a)(d)	38,428
322,067	0.534% due 5/25/46(a)(d)(e)	151,372
1,254,555	1.466% due 9/25/47(a)	808,736
20,444	Renaissance Home Equity Loan Trust, 0.674% due 6/25/33(a)	13,187
5,502	Residential Asset Mortgage Products Inc., 1.144% due 11/25/32(a)	2,749
10,562	Residential Funding Securities Corp., 0.994% due 10/25/32(a)(d)(e)	5,808
31,802	SACO I Trust, 1.350% due 9/25/35(a)	8,144
	Securitized Asset-Backed Receivables LLC:
49,422	0.384% due 5/25/36(a)	36,971
514,400	0.474% due 2/25/37(a)	231,540
124,522	SG Mortgage Securities Trust, 0.484% due 12/25/36(a)(e)	70,942
5,490	Southern Pacific Secured Assets Corp., 0.584% due 7/25/29(a)	2,385
	Structured Asset Securities Corp.:
45,617	8.789% due 12/25/29(a)(d)	35,524
71,337	0.544% due 4/25/31(a)(d)(e)	46,814
60,162	5.070% due 3/25/35(a)	45,240
996,754	0.494% due 11/25/37(a)	901,117
100,000	0.384% due 5/25/47(a)	52,538
1,099,696	Truman Capital Mortgage Loan Trust, 0.674% due 3/25/37(a)(d)(e)	681,812
9,474	UCFC Home Equity Loan, 6.905% due 4/15/30	7,983
39,959	Wachovia Asset Securitization Inc., 0.674% due 12/25/32(a)	25,811

	Total Home Equity	10,138,049

	Manufactured Housing — 0.9%
710,000	Bank of America Manufactured Housing Contract Trust,
	6.900% due 4/10/28(a)	908,220

	Student Loan — 1.5%
108,504	MSCC HELOC Trust, 0.434% due 7/25/17(a)	50,284
1,300,000	Nelnet Student Loan Trust, 1.762% due 4/25/24(a)	1,359,676
3,262	Residential Asset Mortgage Products Inc., 0.924% due 3/25/33(a)	2,064
19,880	SLM Student Loan Trust, 0.272% due 7/25/17(a)	19,856

	Total Student Loan	1,431,880

	TOTAL ASSET-BACKED SECURITIES (Cost — $15,824,245)	13,223,535

COLLATERALIZED MORTGAGE OBLIGATIONS — 27.7%

41,120	Adjustable Rate Mortgage Trust, 3.733% due 1/25/36(a)	33,486
114,074	American Home Mortgage Assets, 0.434% due 9/25/46(a)	59,545
300,000	Banc of America Commercial Mortgage Inc., 5.634% due 7/10/46	296,739

See Notes to Financial Statements.

12 | Legg Mason Western Asset SMASh Series M Fund 2009 Annual Report

LEGG MASON WESTERN ASSET SMASh SERIES M FUND

FACE AMOUNT	SECURITY	VALUE

	Banc of America Funding Corp.:
$7,484	6.000% due 5/20/33	$7,578
27,117	4.778% due 12/20/34(a)	19,062
109,290	2.903% due 6/20/35(a)	50,432
606,977	5.290% due 5/20/36(a)	400,206
2,128,344	5.883% due 5/20/36(a)	1,266,020
1,911,726	BCAP LLC Trust, 0.434% due 10/25/36(a)	916,637
1,274,748	Bear Stearns Alt-A Trust, 0.594% due 9/25/34(a)	930,601
	Bear Stearns ARM Trust:
96,829	3.634% due 1/25/35(a)	79,604
81,508	4.132% due 1/25/35(a)	59,556
682,894	3.869% due 8/25/35(a)	486,101
528,272	Bear Stearns Second Lien Trust, 0.486% due 12/25/36(a)(d)	307,010
201,836	Chevy Chase Mortgage Funding Corp., 0.524% due 1/25/35(a)(d)	142,451
1,402,035	Commercial Mortgage Lease-Backed Certificates, 6.746% due 6/20/31(d)	1,495,894
	Countrywide Alternative Loan Trust:
145,561	0.484% due 6/25/35(a)	79,924
109,594	0.475% due 7/20/35(a)	59,519
1,989,914	2.067% due 7/20/35(a)	1,027,189
2,875,497	5.500% due 12/25/35	2,337,602
237,318	0.475% due 5/20/46(a)	115,926
188,557	0.434% due 9/25/46(a)	87,358
166,736	0.374% due 3/25/47(a)	80,241
152,608	Countrywide Home Loan, Mortgage Pass-Through Trust,
	0.544% due 5/25/35(a)	84,325
	Countrywide Home Loans:
458,389	0.644% due 9/25/35(a)(d)	305,232
43,305	0.494% due 3/25/36(a)	21,606
141,048	Credit Suisse First Boston Mortgage Securities Corp.,
	0.894% due 11/25/31(a)	90,042
	Credit Suisse Mortgage Capital Certificates:
1,700,000	5.658% due 3/15/39(a)	1,501,305
441,000	5.467% due 9/15/39	385,864
101,099	Crusade Global Trust, 0.482% due 9/18/34(a)(e)	98,894
51,219	CS First Boston Mortgage Securities Corp., 3.632% due 6/25/34(a)	48,959
1,090,000	Deutsche Mortgage Securities Inc., 5.148% due 6/26/35(a)(d)	721,699
	GSMPS Mortgage Loan Trust:
730,337	0.594% due 3/25/35(a)(d)	514,429
146,813	0.594% due 9/25/35(a)(d)	94,512
	GSR Mortgage Loan Trust:
68,907	4.794% due 12/25/34(a)	52,156
112,166	0.684% due 5/25/35(a)	86,044

See Notes to Financial Statements.

Legg Mason Western Asset SMASh Series M Fund 2009 Annual Report | 13

Schedule of investments continued
October 31, 2009

LEGG MASON WESTERN ASSET SMASh SERIES M FUND

FACE AMOUNT	SECURITY	VALUE

	Harborview Mortgage Loan Trust:
$237,747	4.424% due 2/25/36(a)	$123,628
284,155	0.425% due 11/19/46(a)	137,538
155,664	0.465% due 7/19/47(a)	76,861
225,283	1.244% due 11/25/47(a)	125,438
111,328	Homebanc Mortgage Trust, 0.614% due 12/25/34(a)	89,671
467,530	IMPAC Secured Assets Corp., 0.564% due 3/25/36(a)	202,693
475,522	Indymac INDA Mortgage Loan Trust, 6.161% due 11/25/37(a)	338,928
	Indymac Index Mortgage Loan Trust:
80,012	0.544% due 7/25/35(a)	41,899
164,323	0.444% due 6/25/47(a)	79,585
100,000	JPMorgan Chase Commercial Mortgage Securities Corp.,
	5.336% due 5/15/47	90,227
513,070	La Hipotecaria SA, 5.500% due 12/23/36(a)(d)	451,501
200,000	LB-UBS Commercial Mortgage Trust, 5.866% due 9/15/45(a)	182,493
	Lehman XS Trust:
140,131	0.544% due 11/25/35(a)	78,231
116,190	0.544% due 11/25/35(a)	67,455
140,202	0.504% due 2/25/46(a)	73,400
296,469	0.464% due 4/25/46(a)	144,631
	Luminent Mortgage Trust:
75,691	0.414% due 12/25/36(a)	37,609
159,938	0.444% due 2/25/46(a)	76,788
136,701	0.434% due 5/25/46(a)	55,442
	MASTR ARM Trust:
198,934	2.983% due 5/25/34(a)	190,084
191,045	3.540% due 9/25/35(a)	83,172
1,840,027	5.627% due 11/25/35(a)(d)	1,075,110
200,000	0.544% due 5/25/47(a)	29,415
2,094,045	Merrill Lynch Mortgage Investors Trust, 5.681% due 3/25/36(a)	1,201,597
301,975	MLCC Mortgage Investors Inc., 1.750% due 1/25/29(a)(e)(f)	5,134
373,152	Morgan Stanley Mortgage Loan Trust, 0.464% due 2/25/47(a)	84,210
75,062	Prime Mortgage Trust, 7.494% due 10/25/32(a)	65,533
38,416	Provident Funding Mortgage Loan Trust, 4.306% due 5/25/35(a)	31,883
16,963	Regal Trust IV, 3.099% due 9/29/31(a)(d)(e)	13,906
	Residential Accredit Loans Inc.:
171,714	0.494% due 2/25/36(a)	83,877
2,580,000	6.000% due 8/25/36	1,423,058
2,064,509	0.604% due 1/25/37(a)	1,071,834
159,728	0.394% due 2/25/37(a)	74,258
4,000,000	0.449% due 9/25/46(a)	1,073,188
104,452	Residential Asset Mortgage Products Inc., 8.000% due 5/25/32	94,416

See Notes to Financial Statements.

14 | Legg Mason Western Asset SMASh Series M Fund 2009 Annual Report

LEGG MASON WESTERN ASSET SMASh SERIES M FUND

FACE AMOUNT	SECURITY	VALUE

	Structured ARM Loan Trust:
$66,373	5.548% due 6/25/35(a)	$42,878
80,490	0.564% due 10/25/35(a)	46,352
	Structured Asset Mortgage Investments Inc.:
303,534	0.474% due 2/25/36(a)	176,986
308,377	0.454% due 4/25/36(a)	157,689
484,856	0.454% due 8/25/36(a)	240,382
201,727	0.444% due 9/25/37(a)	186,565
46,370	Structured Asset Securities Corp., 3.596% due 3/25/34(a)	40,734
306,562	Terwin Mortgage Trust, 0.324% due 10/25/37(a)(d)	295,604
	Thornburg Mortgage Securities Trust:
364,079	6.196% due 9/25/37(a)	307,365
361,436	6.208% due 9/25/37(a)	299,489
310,488	Voyager Dwnys Delaware Trust, 1.821% due 3/20/47(a)(d)(e)(f)	40,266
	Washington Mutual Inc. Pass-Through Certificates:
1,060,000	5.943% due 8/25/36(a)	749,857
116,144	0.564% due 1/25/45(a)	84,598
214,551	1.828% due 1/25/46(a)	122,713
242,861	1.717% due 9/25/46(a)	115,694
	Washington Mutual Inc., Mortgage Pass-Through Certificates:
499,112	0.644% due 1/25/45(a)	306,661
461,586	0.564% due 7/25/45(a)	318,090
118,611	0.524% due 11/25/45(a)	73,554
153,658	0.514% due 12/25/45(a)	108,014
230,487	0.534% due 12/25/45(a)	128,246

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost — $32,013,530)	27,260,178

CORPORATE BONDS & NOTES — 12.0%

FINANCIALS — 11.9%
	Commercial Banks — 3.7%
350,000	Barclays Bank PLC, Senior Notes, 5.000% due 9/22/16	358,209
1,860,000	Citibank N.A., Senior Notes, 1.750% due 12/28/12	1,857,703
400,000	Credit Agricole SA, Subordinated Notes, 8.375% due 10/13/19(a)(d)(g)	422,125
950,000	Royal Bank of Scotland Group PLC, Senior Notes, 6.400% due 10/21/19	970,519

	Total Commercial Banks	3,608,556

	Consumer Finance — 3.4%
1,440,000	FIA Credit Services N.A., Subordinated Notes, 7.125% due 11/15/12	1,567,405
1,780,000	GMAC Inc., Notes, 1.750% due 10/30/12	1,784,379

	Total Consumer Finance	3,351,784

	Diversified Financial Services — 3.7%
1,900,000	Citigroup Funding Inc., Notes, 2.250% due 12/10/12	1,930,837
1,700,000	Citigroup Inc., Senior Notes, 5.500% due 10/15/14	1,745,322

	Total Diversified Financial Services	3,676,159

See Notes to Financial Statements.

Legg Mason Western Asset SMASh Series M Fund 2009 Annual Report | 15

Schedule of investments continued
October 31, 2009

LEGG MASON WESTERN ASSET SMASh SERIES M FUND

FACE AMOUNT	SECURITY	VALUE

	Thrifts & Mortgage Finance — 1.1%
$1,140,000	U.S. Central Credit Union, Notes, 1.900% due 10/19/12	$1,142,640

	Total Financials	11,779,139

INDUSTRIALS — 0.1%
	Airlines — 0.1%
51,245	Delta Air Lines Inc., Pass-Through Certificates, 6.619% due 3/18/11	50,220

	TOTAL CORPORATE BONDS & NOTES (Cost — $11,671,428)	11,829,359

MUNICIPAL BOND — 0.3%

	California — 0.3%
310,000	California State, GO, Build America Bonds, 7.300% due 10/1/39
	(Cost — $312,550)	312,886

SOVEREIGN BOND — 2.2%

	France — 2.2%
2,150,000	Societe Financement de l’Economie Francaise, Senior Bonds,
	2.875% due 9/22/14(d)
	(Cost — $2,138,735)	2,173,564

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 7.7%

	U.S. Government Agencies — 7.7%
1,690,000	Federal Home Loan Bank (FHLB), 0.795% due 9/16/14(a)	1,698,602
	Federal National Mortgage Association (FNMA):
2,500,000	Notes, 5.000% due 5/20/24(b)	2,493,305
	Subordinated Notes:
1,300,000	6.250% due 2/1/11(b)	1,374,061
600,000	5.250% due 8/1/12(b)	642,112
890,000	4.625% due 5/1/13(b)	940,243
350,000	Tennessee Valley Authority, 5.250% due 9/15/39	359,672

	Total U.S. Government Agencies	7,507,995

	U.S. Government Obligation — 0.0%
10,000	U.S. Treasury Bonds, 4.250% due 5/15/39	10,026

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
	(Cost — $7,341,805)	7,518,021

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
	(Cost — $102,974,416)	97,624,802

SHORT-TERM INVESTMENTS — 9.8%

	U.S. Government Agency — 1.7%
1,606,000	Federal National Mortgage Association (FNMA), Discount Notes,
	0.120%-0.401% due 1/25/10(b)(h)(i)
	(Cost — $1,604,590)	1,605,907

	U.S. Government Obligation — 2.0%
2,000,000	U.S. Treasury Bills, 0.155% due 4/29/10(h)
	(Cost — $1,998,459)	1,998,516

See Notes to Financial Statements.

16  |  Legg Mason Western Asset SMASh Series M Fund 2009 Annual Report

LEGG MASON WESTERN ASSET SMASh SERIES M FUND

FACE AMOUNT	SECURITY	VALUE

	Repurchase Agreement — 6.1%
$6,000,000	Morgan Stanley tri-party repurchase agreement dated 10/30/09,
	0.020% due 11/2/09; Proceeds at maturity— $6,000,010; (Fully
	collateralized by U.S. government agency obligation, 1.620%
	due 12/30/09; Market value — $6,119,999) (Cost — $6,000,000)	$ 6,000,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $9,603,049)	9,604,423

	TOTAL INVESTMENTS — 109.1% (Cost — $112,577,465#)	107,229,225
	Liabilities in Excess of Other Assets — (9.1)%	(8,960,125)

	TOTAL NET ASSETS — 100.0%	$98,269,100

(a)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2009.
(b)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae (FNMA) and Freddie Mac (FHLMC) into conservatorship.
(c)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).
(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).
(f)	Illiquid security.
(g)	Security has no maturity date. The date shown represents the next call date.
(h)	Rate shown represents yield-to-maturity.
(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is $112,707,641.

Abbreviations used in this schedule:
ARM	—	Adjustable Rate Mortgage
CDC	—	Capital Mortgage
CMT	—	Constant Maturity Treasury
GMAC	—	General Motors Acceptance Corp.
GO	—	General Obligation
GSAMP	—	Goldman Sachs Alternative Mortgage Products
HELOC	—	Home Equity Line of Credit
MASTR	—	Mortgage Asset Securitization Transactions Inc.
MLCC	—	Merrill Lynch Credit Corporation

SCHEDULE OF WRITTEN OPTIONS

CONTRACTS	SECURITY	EXPIRATION DATE	STRIKE PRICE	VALUE

143	Eurodollar Midcurve 1-Year Futures, Put	11/13/09	$98.13	$ 8,938
72	Eurodollar Midcurve 1-Year Futures, Put	12/11/09	97.88	8,100
72	Eurodollar Midcurve 1-Year Futures, Put	12/11/09	98.25	19,800

	TOTAL WRITTEN OPTIONS
	(Premium received — $111,430)			$36,838

See Notes to Financial Statements.

Legg Mason Western Asset SMASh Series M Fund 2009 Annual Report  |  17

Statement of assets and liabilities
October 31, 2009

ASSETS:
Investments, at value (Cost — $112,577,465)	$107,229,225
Cash	63,229
Deposits with brokers for open swap contracts	800,000
Interest receivable	415,022
Receivable from broker — variation margin on open futures contracts	163,922
Premiums paid for open swaps	148,143
Receivable for Fund shares sold	143,424
Receivable from investment manager	24,869
Unrealized appreciation on swaps	4,503
Receivable for open swap contracts	3,931
Principal paydown receivable	16
Prepaid expenses	12,885

Total Assets	109,009,169

LIABILITIES:
Payable for securities purchased	10,096,510
Payable for Fund shares repurchased	369,796
Premiums received for open swaps	135,297
Unrealized depreciation on swaps	50,665
Written options, at value (premium received $111,430)	36,838
Trustees’ fees payable	481
Payable for open swap contracts	28
Accrued expenses	50,454

Total Liabilities	10,740,069

TOTAL NET ASSETS	$98,269,100

NET ASSETS:
Par value (Note 5)	$101
Paid-in capital in excess of par value	101,401,683
Undistributed net investment income	2,026,640
Accumulated net realized gain on investments, futures contracts,
written options, swap contracts and foreign currency transactions	112,995
Net unrealized depreciation on investments, futures contracts,
written options and swap contracts	(5,272,319)

TOTAL NET ASSETS	$98,269,100

Shares Outstanding	10,084,255
Net Asset Value	$9.74

See Notes to Financial Statements.

18  |  Legg Mason Western Asset SMASh Series M Fund 2009 Annual Report

Statement of operations
For the Year Ended October 31, 2009

INVESTMENT INCOME:
Interest	$3,650,863
Income allocated from SMASh Series M Portfolio	2,787,933
Expenses allocated from SMASh Series M Portfolio	40,883
Waivers allocated from SMASh Series M Portfolio	(40,883)

Total Investment Income	6,438,796

EXPENSES:
Shareholder reports	78,258
Registration fees	43,397
Audit and tax	34,384
Legal fees	34,372
Transfer agent fees	14,296
Custody fees	2,712
Insurance	2,378
Trustees’ fees	1,888
Miscellaneous expenses	7,308

Total Expenses	218,993
Less: Fee waivers and/or expense reimbursements (Note 2)	(218,993)

NET INVESTMENT INCOME	6,438,796

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS,
WRITTEN OPTIONS, SWAP CONTRACTS, FOREIGN CURRENCY TRANSACTIONS
AND FROM SMASh SERIES M PORTFOLIO (NOTES 1, 3 AND 4):
Net Realized Gain (Loss) From:
Investment transactions	736,265
Futures contracts	100,881
Written Options	908,819
Swap contracts	(255,749)
Foreign currency transactions	22
Allocated from SMASh Series M Portfolio	1,008,153

Net Realized Gain	2,498,391

Change in Net Unrealized Appreciation/Depreciation From:
Investments	6,785,357
Futures contracts	(2,015,991)
Written Options	27,817
Swap contracts	714,493

Change in Net Unrealized Appreciation/Depreciation	5,511,676

NET GAIN ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS,
SWAP CONTRACTS, FOREIGN CURRENCY TRANSACTIONS AND FROM
SMASh SERIES M PORTFOLIO	8,010,067

INCREASE IN NET ASSETS FROM OPERATIONS	$14,448,863

See Notes to Financial Statements.

Legg Mason Western Asset SMASh Series M Fund 2009 Annual Report  |  19

Statements of changes in net assets

FOR THE YEARS ENDED OCTOBER 31,	2009	2008

OPERATIONS:
Net investment income	$6,438,796	$5,456,078
Net realized gain (loss)	2,498,391	(525,114)
Change in net unrealized appreciation/depreciation	5,511,676	(10,849,978)

Increase (Decrease) in Net Assets From Operations	14,448,863	(5,919,014)

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 7):
Net investment income	(5,560,910)	(4,795,386)
Net realized gains	(1,400,851)	(641,489)

Decrease in Net Assets From Distributions to Shareholders	(6,961,761)	(5,436,875)

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	17,608,328	109,309,719
Cost of shares repurchased	(35,374,580)	(33,239,742)

Increase (Decrease) in Net Assets From Fund Share Transactions	(17,766,252)	76,069,977

INCREASE (DECREASE) IN NET ASSETS	(10,279,150)	64,714,088

NET ASSETS:
Beginning of year	108,548,250	43,834,162

End of year*	$98,269,100	$108,548,250

*Includes undistributed net investment income of:	$2,026,640	$945,319

See Notes to Financial Statements.

20  |  Legg Mason Western Asset SMASh Series M Fund 2009 Annual Report

Financial highlights

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:

	2009	2008	2007[1]

NET ASSET VALUE, BEGINNING OF YEAR	$8.95	$10.00	$10.00

INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.61	0.49	0.37
Net realized and unrealized gain (loss)	0.81	(0.97)	(0.02)

Total income (loss) from operations	1.42	(0.48)	0.35

LESS DISTRIBUTIONS FROM:
Net investment income	(0.51)	(0.46)	(0.35)
Net realized gains	(0.12)	(0.11)	—

Total distributions	(0.63)	(0.57)	(0.35)

NET ASSET VALUE, END OF YEAR	$9.74	$8.95	$10.00

Total return[2]	16.90%	(5.07)%	3.59%

NET ASSETS, END OF YEAR (000s)	$98,269	$108,548	$43,834

RATIOS TO AVERAGE NET ASSETS:
Gross expenses[3,4]	0.27%	0.26%	1.77%[5]
Net expenses[6,7]	0.00	0.00	0.00 [5]
Net investment income	6.70	5.64	5.17 [5]

PORTFOLIO TURNOVER RATE	70%[8]	90%[8]	553%[8]

[1]	For the period December 27, 2006 (inception date) to October 31, 2007.
[2]

Performance figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager due to an expense reimbursement agreement between the Fund and the manager. If such fees were included, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[3]	Includes the Fund’s share of SMASh Series M Portfolio’s allocated expenses prior to April 18, 2009.
[4]	Gross expenses do not include management fees paid to the manager and subadvisers. Management fees are paid directly or indirectly by the separate managed account sponsor.
[5]	Annualized.
[6]

The Fund’s manager has entered into an expense reimbursement agreement with the Fund pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement agreement does not cover interest, brokerage, taxes and extraordinary expenses. During the year ended October 31, 2009, the Fund and the Portfolio had an expense limitation of 0.00%.

[7]	Reflects fee waivers and/or expense reimbursements.
[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 283% and 582% for the years ended October 31, 2009 and 2008, respectively, and 647% for the period ended October 31, 2007.

See Notes to Financial Statements.

Legg Mason Western Asset SMASh Series M Fund 2009 Annual Report  |  21

Notes to financial statements

1. Organization and significant accounting policies
Legg Mason Western Asset SMASh Series M Fund (formerly known as SMASh Series M Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 18, 2009, the Fund invested all of its investable assets in SMASh Series M Portfolio (the “Portfolio”). Subsequently, the Fund ceased utilizing a master-feeder investment structure and began investing directly in investment securities.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program or sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA in lieu of a management fee being charged by LMPFA to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through December 21, 2009, the issuance date of the financial statements.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees.

22  |  Legg Mason Western Asset SMASh Series M Fund 2009 Annual Report

Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach, income approach and/or cost approach, depending on the type of the security and the particular circumstance.

Legg Mason Western Asset SMASh Series M Fund 2009 Annual Report  |  23

Notes to financial statements continued

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL

Long-term investments:
Mortgage-backed securities	—	$35,307,259	—	$35,307,259
Asset-backed securities	—	13,223,535	—	13,223,535
Collateralized mortgage obligations	—	27,255,044	$5,134	27,260,178
Corporate bonds & notes	—	11,829,359	—	11,829,359
Municipal bond	—	312,886	—	312,886
Sovereign bond	—	2,173,564	—	2,173,564
U.S. government & agency obligations	—	7,518,021	—	7,518,021

Total long-term investments	—	97,619,668	5,134	97,624,802
Short-term investments†	—	9,604,423	—	9,604,423

Total investments	—	$107,224,091	$5,134	$107,229,225

Other financial instruments:
Futures contracts	$47,490	—	—	$47,490
Written options	(36,838)	—	—	(36,838)
Interest rate swap	—	—	—	—
Credit default swaps on credit indices - buy‡	—	$146,250	—	146,250
Credit default swaps on
credit indices - sell‡	—	(179,566)	—	(179,566)

Total other financial instruments	10,652	(33,316)	—	(22,664)

TOTAL	$10,652	$107,190,775	$5,134	$107,206,561

†	See Schedule of Investments for additional detailed categorizations.
‡	Values include any premiums paid or received with respect to swap contracts.

24 | Legg Mason Western Asset SMASh Series M Fund 2009 Annual Report

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	ASSET-BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	TOTAL*

Balance as of October 31, 2008	$1,643,054	$0	$1,643,054
Accrued premiums/discounts	2,211	—	2,211
Realized gain (loss)[1]	15,860	—	15,860
Change in unrealized appreciation (depreciation)[2]	(320,514)	(16,311)	(336,825)
Net purchases (sales)	(199,098)	21,445	(177,653)
Net transfers in and/or out of Level 3	(1,141,513)	—	(1,141,513)

Balance as of October 31, 2009	—	$5,134	$5,134

Net unrealized appreciation (depreciation) for investments in securities still held at October 31, 2009[2]	—	$(16,311)	$(16,311)

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.
[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

*	Includes SMASh Series M Portfolio investment in securities from November 1, 2008 through April 17, 2009.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit with a broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day,

Legg Mason Western Asset SMASh Series M Fund 2009 Annual Report | 25

Notes to financial statements continued

depending on the daily fluctuation in the value of the contract. For certain futures including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the TBA market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

26 | Legg Mason Western Asset SMASh Series M Fund 2009 Annual Report

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Swap agreements. The Fund may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by a Fund are recorded as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments. The risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

As disclosed in the Fair Values of Derivatives – Balance Sheet table that follows the Fund’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net liability position as of October 31, 2009 was $179,566. The aggregate fair value of assets posted as collateral, net of assets received as

Legg Mason Western Asset SMASh Series M Fund 2009 Annual Report | 27

Notes to financial statements continued

collateral, for all swaps was $800,000. If a defined credit event had occurred as of October 31, 2009, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay up to $4,870,670 less the value of the contracts’ related reference obligations.

Credit default swaps
The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

28 | Legg Mason Western Asset SMASh Series M Fund 2009 Annual Report

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt of payment on the Statement of Operations.

The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps
The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net periodic payments received or paid on interest rate swap agreements are recognized as realized gains or losses in the Statement of Operations. Interest rate swaps are marked to market daily based upon quotations from the market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as a realized gain or loss in the Statement of Operations. The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

As of October 31, 2009, the three-month London Interbank Offered Rates (“LIBOR”) was 0.28%.

Legg Mason Western Asset SMASh Series M Fund 2009 Annual Report | 29

Notes to financial statements continued

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Foreign risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Credit and market risk. Investments in securities, which are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments may result in a lack of correlation between their credit ratings and values.

30 | Legg Mason Western Asset SMASh Series M Fund 2009 Annual Report

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Prior to April 18, 2009, the Fund earned income, net of Portfolio expenses, daily based on its investment in the Portfolio. All the net investment income and net realized and unrealized gains and losses of the Portfolio were allocated pro rata, based on respective ownership interests, among the Fund and other investors in the Portfolio at the time of such determination.

(l) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute all of its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(n) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN	PAID-IN CAPITAL

(a)	—	$(41,006)	$41,006
(b)	$203,435	(203,435)	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of certain investments.
(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swaps.

Legg Mason Western Asset SMASh Series M Fund 2009 Annual Report  |  31

Notes to financial statements continued

2. Investment management agreement and other transactions with affiliates
LMPFA is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. Prior to April 18, 2009, LMPFA was the Portfolio’s investment manager and Western Asset and Western Asset Limited were the Portfolio’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

The manager and subadvisers do not charge management fees to the Fund, nor was a management fee charged to the Portfolio for the period November 1, 2008 to April 17, 2009. However, the Fund is an integral part of the separately managed account program, and the Fund’s manager and subadvisers will be compensated directly or indirectly by separately managed account program sponsors. If the management fee was charged to the Fund, a fee of 0.087% of the Fund’s daily net assets could have been imputed. LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund.

LMPFA has entered into an expense reimbursement agreement with the Fund which expires on February 28, 2010 pursuant to which LMPFA has agreed to reimburse 100% of the Fund’s ordinary operating expenses. During the year ended October 31, 2009, the Fund was reimbursed for expenses amounting to $218,993. During the year ended October 31, 2009, the Fund and the Portfolio had an expense limitation of 0.00%.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments
During the year ended October 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

32  |  Legg Mason Western Asset SMASh Series M Fund 2009 Annual Report

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS

Purchases from Portfolio[1]	$7,610,623	$165,005,861
Purchases from Fund[2]	15,026,405	111,029,971

Total purchases	22,637,028	276,035,832

Sales from Portfolio[1]	5,207,795	187,342,840
Sales from Fund[2]	9,131,634	132,149,003

Total sales	14,339,429	319,491,843

[1]	For the period November 1, 2008 to April 17, 2009
[2]	For the period April 18, 2009 to October 31, 2009

At October 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,883,136
Gross unrealized depreciation	(11,361,552)

Net unrealized depreciation	$(5,478,416)

At October 31, 2009, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)

Contracts to Buy:
90-Day Eurodollar	80	9/10	$19,668,900	$19,770,000	$101,100
90-Day Eurodollar	170	12/10	41,753,803	41,845,500	91,697
U.S. Treasury 30-Year Bonds	176	12/09	21,032,634	21,147,500	114,866

					307,663
Contracts to Sell:
U.S. Treasury 2-Year Notes	116	12/09	25,142,248	25,242,688	(100,440)
U.S. Treasury 5-Year Notes	19	12/09	2,200,376	2,212,610	(12,234)
U.S. Treasury 10-Year Notes	120	12/09	14,085,626	14,233,125	(147,499)

					(260,173)

Net unrealized gain on open futures contracts					$47,490

Legg Mason Western Asset SMASh Series M Fund 2009 Annual Report  |  33

Notes to financial statements continued

During the period November 1, 2008 to April 17, 2009, written option transactions for the Portfolio were as follows:

	NUMBER OF CONTRACTS	PREMIUMS

Written options, outstanding October 31, 2008	801	$703,979
Options written	1,491	1,301,411
Options closed	(1,283)	(1,102,701)
Options expired	(804)	(716,292)

Written options, outstanding April 17, 2009	205	$186,397

During the period April 18, 2009 to October 31, 2009, written option transactions for the Fund were as follows:

	NUMBER OF CONTRACTS	PREMIUMS

Written options, outstanding April 17, 2009[1]	205	$186,397
Options written	2,823	1,432,896
Options closed	(1,779)	(1,068,734)
Options exercised	(135)	(82,538)
Options expired	(827)	(356,591)

Written options, outstanding October 31, 2009	287	$111,430

1	Assigned from the Portfolio

At October 31, 2009, the Fund held TBA securities with a total cost of $10,087,108.

At October 31, 2009, the Fund had the following open swap contracts:

SWAP COUNTERPARTY	NOTIONAL AMOUNT†	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)

Interest Rate Swaps:
Goldman Sachs Group Inc.	$12,000,000	11/2/10	USD-CMS 10-Year	USD-CMM	—	—

†	Notional amount denominated in U.S. dollars, unless otherwise noted.
‡	Percentage shown is an annual percentage rate.

34  |  Legg Mason Western Asset SMASh Series M Fund 2009 Annual Report

CREDIT DEFAULT SWAP ON CREDIT INDICES—SELL PROTECTION[1]

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)

Barclay’s Capital Inc. (CDX North America Crossover Index)	$2,928,000	12/20/12	0.600% quarterly	$(81,662)	$(86,165)	$4,503
Barclay’s Capital Inc. (CDX North America Crossover Index)	976,000	6/20/12	0.350% quarterly	(28,425)	(11,975)	(16,450)
Barclay’s Capital Inc. (CDX North America Crossover Index)	966,670	12/20/12	1.400% quarterly	(69,479)	(37,157)	(32,322)

Total	4,870,670	—	—	$(179,566)	$(135,297)	$(44,269)

CREDIT DEFAULT SWAP ON CREDIT INDICES—BUY PROTECTION[4]

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED DEPRECIATION

Citigroup Global Markets	1,500,000	3/22/45	0.100% monthly	146,250	148,143	(1,893)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

‡	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities
Financial Accounting Standards Board Codification Topic 815 (formerly Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

Legg Mason Western Asset SMASh Series M Fund 2009 Annual Report  |  35

Notes to financial statements continued

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2009.

ASSET DERIVATIVES[1]

	INTEREST RATE CONTRACTS RISK	CREDIT CONTRACTS RISK	OTHER CONTRACT RISK	TOTAL

Futures contracts[2]	$307,663	—	—	$307,663
Swap contracts[3]	—	$146,250	—	146,250

Total	$307,663	$146,250	—	$453,913

LIABILITY DERIVATIVES[1]

	INTEREST RATE CONTRACTS RISK	CREDIT CONTRACTS RISK	OTHER CONTRACT RISK	TOTAL

Written options	$ 36,838	—	—	$ 36,838
Futures contracts[2]	260,173	—	—	260,173
Swap contracts[3]	—	$179,566	—	179,566

Total	$297,011	$179,566	—	$476,577

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation(depreciation) and for liability derivatives is payables/net unrealized appreciation(depreciation).

[2]

Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[3]	Values include premiums paid/(received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended October 31, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED

	INTEREST RATE CONTRACTS RISK	CREDIT CONTRACTS RISK	OTHER CONTRACT RISK	TOTAL

Written options	$888,066	—	—	$888,066
Futures contracts	99,584	—	—	99,584
Swap contracts	—	$(261,520)	—	(261,520)

Total	$987,650	$(261,520)	—	$726,130

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED

	INTEREST RATE CONTRACTS RISK	CREDIT CONTRACTS RISK	OTHER CONTRACT RISK	TOTAL

Written options	$42,089	—	—	$42,089
Futures contracts	(26,412)	—	—	(26,412)
Swap contracts	—	$533,020	—	533,020

Total	$15,677	$533,020	—	$548,697

36  |  Legg Mason Western Asset SMASh Series M Fund 2009 Annual Report

During the year ended October 31, 2009, the Fund had an average market values of $364,868, $101,195,493 and $22,960,190 in written options, futures contracts to buy and futures contracts to sell, respectively, average notional balances in interest rate swap contracts of $1,309,615, average notional balances of $692,308 and $10,478,362 in credit default swap contracts to buy protection and credit default swap contracts to sell protection, respectively.

5. Shares of beneficial interest
At October 31, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share represents an identical interest and has the same rights.

Transactions in shares of the Fund were as follows:

	YEAR ENDED OCTOBER 31, 2009	YEAR ENDED OCTOBER 31, 2008

Shares sold	1,993,447	11,186,293
Shares repurchased	(4,036,402)	(3,443,758)

Net increase (decrease)	(2,042,955)	7,742,535

6. Reorganization
The Board of Trustees approved a change in the investment structure of the Fund. As of the close of business April 17, 2009, the Fund withdrew its investment in the Portfolio through an in-kind redemption equal to the Fund’s proportionate share of the Portfolio’s net assets, which amounted to $92,939,294. For tax purposes, no gain or loss was recognized by the Portfolio or the Fund and the Fund’s basis in the property received was equal to the Fund’s basis in the Portfolio prior to the distribution.

7. Income tax information and distributions to shareholders
Subsequent to the fiscal year end, the Fund has made the following distributions:

RECORD DATE	PAYABLE DATE	DISTRIBUTION

11/11/2009	11/12/2009	$0.033832
12/16/2009	12/17/2009	$0.271648

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2009	2008

Distributions Paid From:
Ordinary income	$5,601,925	$5,324,147
Net long-term capital gains	1,359,836	112,728

Total taxable distributions	$6,961,761	$5,436,875

Legg Mason Western Asset SMASh Series M Fund 2009 Annual Report  |  37

Notes to financial statements continued

As of October 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income - net	$2,391,914
Other book/tax temporary differences(a)	(122,103)
Unrealized appreciation/(depreciation)(b)	(5,402,495)
Total accumulated earnings/(losses) - net	$(3,132,684)

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

8. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset / CitiSM New York Tax Free Reserves (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of

38 | Legg Mason Western Asset SMASh Series M Fund 2009 Annual Report

action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on February 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Legg Mason Western Asset SMASh Series M Fund 2009 Annual Report | 39

Report of independent registered public accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Institutional Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Western Asset SMASh Series M Fund (formerly SMASh Series M Fund), a series of Legg Mason Partners Institutional Trust, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from December 27, 2006 (inception date) to October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset SMASh Series M Fund as of October 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 21, 2009

40 | Legg Mason Western Asset SMASh Series M Fund 2009 Annual Report

Additional information (unaudited)
Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset SMASh Series M Fund (formerly known as SMASh Series M Fund) (the “Fund”) are managed under the direction of the Board of Trustees. The current Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”), and executive officers of the Fund, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

INDEPENDENT TRUSTEES
ELLIOTT J. BERV
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee

World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

A. BENTON COCANOUGHER
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years

Interim Dean, George Bush School of Government and Public Service, Texas A & M University (since 2009); Dean Emeritus and Professor Emeritus, Mays School of Business, Texas A & M University (since 2004); formerly, Interim Chancellor, Texas A & M University System (2003 to 2004); formerly, Special Adviser to the President, Texas A & M University (2002 to 2003); formerly, Dean and Professor of Marketing, College and Graduate School of Business of Texas A & M University (1987 to 2001)

Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None

Legg Mason Western Asset SMASh Series M Fund  |  41

Additional information (unaudited) continued
Information about Trustees and Officers

JANE F. DASHER
Birth year	1949
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1977)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None

MARK T. FINN
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years

Adjunct Professor, College of William & Mary (since 2002); Principal/ Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)

Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None

RAINER GREEVEN
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	Avica, Ltd (industrial and real estate holding) (since 2002)

42  |  Legg Mason Western Asset SMASh Series M Fund

STEPHEN R. GROSS
Birth year	1947
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years

Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)

Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee

Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

RICHARD E. HANSON, JR.
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None

DIANA R. HARRINGTON
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Professor, Babson College (since 1992)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None

Legg Mason Western Asset SMASh Series M Fund  |  43

Additional information (unaudited) continued
Information about Trustees and Officers

SUSAN M. HEILBRON
Birth year	1945
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None

SUSAN B. KERLEY
Birth year	1951
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (95 funds)

ALAN G. MERTEN
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of portfolios in fund complex over- seen by Trustee	59

Other board member- ships held by Trustee

Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

44  |  Legg Mason Western Asset SMASh Series M Fund

R. RICHARDSON PETTIT
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3]
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years

Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)

Number of portfolios in fund complex over- seen by Trustee	135
Other board member- ships held by Trustee	Former Trustee, Consulting Group Capital Markets Funds (2002 to 2006)
OFFICERS
FRANCES M. GUGGINO Legg Mason 55 Water Street New York, NY 10041
Birth year	1957
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”) (1999 to 2004)

Legg Mason Western Asset SMASh Series M Fund  |  45

Additional information (unaudited) continued
Information about Trustees and Officers

TED P. BECKER Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (2002 to 2005)

JOHN CHIOTA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identify Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years

Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

ROBERT I. FRENKEL Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001 to 2004)

THOMAS C. MANDIA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (1992 to 2005)

46  |  Legg Mason Western Asset SMASh Series M Fund

DAVID CASTANO Legg Mason 55 Water Street New York, NY 10041
Birth year	1971
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years

Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (2004 to 2006); Supervisor at UBS Global Asset Management (2003 to 2004); Accounting Manager at CAM (prior to 2003)

MATTHEW PLASTINA Legg Mason 55 Water Street New York, NY 10041
Birth year	1970
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years

Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its predecessors (2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners funds complex.
[3]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Western Asset SMASh Series M Fund  |  47

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2009:

Record date:	12/11/2008
Payable date:	12/12/2008
Long-term capital gain dividend	$0.116772

Please retain this information for your records.

48  |  Legg Mason Western Asset SMASh Series M Fund

Legg Mason Western Asset SMASh Series M Fund

Trustees
Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
R. Jay Gerken, CFA
   Chairman
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

Investment manager
Legg Mason Partners Fund
Advisor, LLC

Subadvisers
Western Asset Management
Company

Western Asset Management
Company Limited

Distributor
Legg Mason Investor Services, LLC

Custodian
State Street Bank and Trust Company

Transfer agent
Boston Financial Data Services, Inc.
 2 Heritage Drive
Quincy, Massachusetts 02171

Independent registered
public accounting firm
 KPMG LLP
345 Park Avenue
New York, New York 10154

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Privacy policy
We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

Legg Mason Western Asset SMASh Series M Fund
The Fund is a separate investment series of Legg Mason Partners Institutional Trust, a Maryland business trust.

LEGG MASON WESTERN ASSET SMASh SERIES M FUND 55 Water Street New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset SMASh Series M Fund and is not intended for distribution to prospective investors.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors © 2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

AMXX010548 12/09 SR09-982

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2008 and October 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $47,800 in 2008 and $67,150 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2008 and $26 in 2009. These services consisted of procedures performed in connection with the Re- domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Institutional Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Institutional Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $7,500 in 2008 and $8,250 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Legg Mason Partners Institutional Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”) and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Institutional Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the

Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and(b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser andany Covered Service Providers if the engagement relates directly to the operations and financial reportingof the Fund. The Committee may implement policies and procedures by which such services are approvedother than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) theaggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and anyservice providers controlling, controlled by or under common control with the Adviser that provideongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the totalamount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by orunder common control with the Adviser that provides ongoing services to the Fund during the fiscal year inwhich the services are provided that would have to be approved by the Committee; (ii) the permissiblenon-audit services were not recognized by the Fund at the time of the engagement to be non-audit services;and (iii) such services are promptly brought to the attention of the Committee and approved by theCommittee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Institutional Trust, the percentage of fees that were approved by the auditcommittee, with respect to: Audit-Related Fees were 100% and 100% for 2008 and 2009; Tax Fees were100% and 100% for 2008 and 2009; and Other Fees were 100% and 100% for 2008 and 2009.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Institutional Trust,LMPFA and any entity controlling, controlled by, or under common control with LMPFA that providesongoing services to Legg Mason Partners Institutional Trust during the reporting period were $0 in 2009.

(h) Yes. Legg Mason Partners Institutional Trust’s Audit Committee has considered whether the provisionof non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiringpre-approval), is compatible with maintaining the Accountant’s independence. All services provided by theAuditor to the Legg Mason Partners Institutional Trust or to Service Affiliates, which were required to bepre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

	a)	The independent board members are acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv A. Benton Cocanougher Jane F. Dasher Mark T. Finn Rainer Greeven Stephen R. Gross Richard E. Hanson, Jr. Diana R. Harrington Susan M. Heilbron

Susan B. Kerley Alan G. Merten R. Richardson Pettit

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a)(2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Institutional Trust

Date: December 30, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Institutional Trust

Date: December 30, 2009

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
Legg Mason Partners Institutional Trust

Date: December 30, 2009